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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 JANUARY 4, 2002
                                 ---------------


                                RAILAMERICA, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-20618                       65-0328006
          --------                  -------                       ----------
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)



5300 BROKEN SOUND BLVD., N.W., BOCA RATON, FLORIDA                  33487
--------------------------------------------------                  -----
      (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code (561) 994-6015
                                                           --------------


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ITEM 5. OTHER EVENTS.

       On January 4, 2002, RailAmerica, Inc. (the "Company") announced that its wholly owned subsidiary, RailAmerica Transportation Corp. ("RTC"), had commenced an offer to purchase for cash (the "Offer") all of RTC's outstanding 12-7/8% Senior Subordinated Notes due August 15, 2010, Series A and 12-7/8% Senior Subordinated Notes due August 15, 2010, Series B (collectively, the "Notes") and the solicitation of consents (the "Solicitation") from the holders of the Notes to certain proposed amendments to the Indenture, dated as of August 14, 2000 among the Company, the Guarantors named therein and Wells Fargo Bank Minnesota, N.A., as trustee, pursuant to which the Notes were issued.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

      EXHIBIT
      NUMBER                           DESCRIPTION
      ------                           -----------

        99 Press release, dated January 4, 2002, announcing the Offer and Solicitation

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAILAMERICA, INC.



Date:  January 4, 2002                       /s/ Bennett Marks
----------------------                      ------------------------------------
                                            Bennett Marks, Senior Vice President
                                            And Chief Financial Officer


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